SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 20, 2007 (February 13, 2007)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	001-13957 (Commission file number)	91-1032187 (I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On February 13, 2007, the Compensation Committee of our Board of Directors approved cash bonuses for our named executive officers for their performance in 2006, adjusted the 2007 base salaries for these officers, and established 2007 performance goals for these officers under our Executive Officers Variable Pay Plan, effective January 1, 2005 (the “Plan”). The Compensation Committee is composed entirely of directors who are independent members of the Board of Directors under the rules of the New York Stock Exchange, Inc.
2006 Cash Bonuses for Named Executive Officers
     Pursuant to the Plan, the Compensation Committee approved the following cash bonuses for the named executive officers for performance during 2006 in accordance with the goals previously set for that year under the Plan:

Arthur M. Coffey, President and Chief Executive Officer	$233,547
Anupam Narayan, Executive Vice President, Chief Investment Officer and Chief Financial Officer	$99,406
John M. Taffin, Executive Vice President, Hotel Operations	$45,914
David M. Bell, Executive Vice President, Development	$25,547
Thomas L. McKeirnan, Senior Vice President, General Counsel	$42,351
     In addition to the bonuses payable under the Plan, the Compensation Committee approved discretionary cash bonuses for Messrs. Taffin and Bell for performance during 2006 of $13,280 and $14,648, respectively.
     2007 Base Salaries for Named Executive Officers
     The Compensation Committee increased the base annual salaries of the named executive officers for 2007 as follows: Mr. Coffey, from $357,500 to $390,000; Mr. Narayan, from $247,500 to $260,000; Mr. Taffin, from $196,735 to $210,000; and Mr. McKeirnan, from $159,500 to $190,000.
     In March of 2006, Mr. Bell announced his intention to retire from our company on or before February 28, 2007. Since that announcement, Mr. Bell has not served as an executive officer of our company, although under the rules of the Securities and Exchange Commission he is still considered to be a named executive officer for purposes of this report.
     2007 Variable Pay Goals for Named Executive Officers
     The Compensation Committee established company and individual performance goals for 2007 under the Plan for our named executive officers. Measured as a percentage of their 2007 base salaries, the target variable pay available to these officers under the Plan for achievement of these goals in 2007 ranges from 30% to 60%, and the maximum variable pay available is 100% for Mr. Coffey, 60% for Mr. Narayan, and 50% for each of Messrs. Taffin and McKeirnan.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: February 20, 2007	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary